STEVE HARE CHIEF FINANCIAL OFFICER Exhibit 99.5

System Optimization
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth
The Wendy’s Company

WENDY’S PREVIOUS REMODELS WERE NOT “A CUT ABOVE” Minimal sales lift Did not revitalize brand or create competitive advantage

Image Activation Expected Benefits BRAND REVITALIZATION “A CUT ABOVE” IMPROVE UNIT ECONOMICS ATTRACTIVE RETURNS FOUNDATION FOR FUTURE GROWTH The Wendy’s Company

Wendy’s Image Activation Outlook The Wendy’s Company

2011 (A)
10
COMPANY REIMAGES
Prototype
2012 (E)
Tier I
Production Design
50
COMPANY REIMAGES
COMPANY IMAGE ACTIVATION OUTLOOK
Existing Restaurants
Estimates based on Company’s current outlook
The Wendy’s Company

2012: TIER I PRODUCTION DESIGN By AUV ($ in millions) By Market 23 Cities in the U.S. and Canada Tier I reimages across various AUVs and markets The Wendy’s Company

2011 (A) 2012 (E)
50
COMPANY  REIMAGES
COMPANY IMAGE ACTIVATION OUTLOOK
Existing Restaurants
2013 (E)
100+
COMPANY  REIMAGES
Prototype Tier I
Production Design
Tier I-II-III
Production Design
10
COMPANY  REIMAGES
Estimates based on Company’s current outlook
The Wendy’s Company

COMPANY IMAGE ACTIVATION TARGETS
Developing tiered investment strategy to optimize returns
Estimates based on Company’s current outlook; Excludes maintenance and other costs
INVESTMENT SALES LIFT
Tier I $650K to 700K +25%
Tier II $500K +15%
Tier III $300K +5%
Company creating
production designs
to optimize investment
returns
Tiers II and III to be
released in 2013
The Wendy’s Company

IMAGE ACTIVATION TIERS
Restaurant Mapping Criteria
AUV REAL ESTATE TRADE AREA
Tier I Above Average Prime High Growth
Tier II Average Favorable Limited Growth
Tier III Below Average Average Stable
The Wendy’s Company
10

2012 (E) 2013 (E) COMPANY IMAGE ACTIVATION OUTLOOK New Builds 17 NEW BUILDS 20+ NEW BUILDS Estimates based on Company’s current outlook; 20 total new builds in 2012 20 TOTAL The Wendy’s Company

12
2011 2015
Company Image Activation Will Accelerate
50%
of company restaurants
Image Activated by end of 2015
(approx. 750 restaurants)
Cumulative
Image Activation Cap Ex:
$440 to 500M
(2013 to 2015)
Estimates based on Company’s current outlook The Wendy’s Company

2012 CAPITAL EXPENDITURES
$225 million total
Includes $80 million for Image Activation
Includes $45 million for one-time POS
hardware upgrade and other items
Annual Base Cap Ex before Image Activation: $100 million
Estimates based on Company’s current outlook
The Wendy’s Company

Base: $100 million
Avg. Image Activation: $145 to $165 million
TOTAL: $245 to $265 million
Expect Annual Positive Free Cash Flow
Estimates based on Company’s current outlook
2013-2015 ANNUAL CAP EX
The Wendy’s Company

FINANCIAL FLEXIBILITY TO FUND
GROWTH INITIATIVES
Q1 cash balance $418 million
Expect $25 million annual interest savings
from refinancing
Expect enhanced Image Activation operating cash flow
to help fund future Cap Ex
Priority continues to be strategic reinvestment
The Wendy’s Company

Franchise Financial Model This model is presented for illustrative purposes only based on limited test experience to date. The Wendy’s Company

FRANCHISE IMAGE ACTIVATION
Selected Wendy’s Franchisee
Restaurants: 14
AUV: $1.525M
Image Activation Strategic Scenario
7 Tier I reimages over three years
Remaining 7 restaurants would be evaluated
for potential Image Activation or relocation
Tier I Franchise Financial Model
The Wendy’s Company

Key Model Assumptions
(1)
Excludes maintenance and other costs ($50K-$200K per restaurant).  Does not represent actual results.
TIER I
REIMAGES
COST PER
RESTAURANT
TOTAL
INVESTMENT
SALES
LIFT
PROFIT
FLOW-THRU
7 $650K $4.55 M 25% 30%
FRANCHISE IMAGE ACTIVATION
The Wendy’s Company
(1)

PRELIMINARY FINANCING TERMS 70% loan-to-value 30% equity contribution from franchisee 7% interest rate 10-year amortization period Available to credit-qualified franchisees The Wendy’s Company

IMAGE ACTIVATION TARGETED SALES GROWTH
($ in thousands)
2012 2013 2014 2015 2016
Net Sales – without Image $21,564 $21,779 $21,997 $22,217 $22,439
Incremental Image Sales
Tier I – 2 reimages 0
836
932 1,031 1,134
Tier I – 3 reimages 0 0
1,120
1,248 1,381
Tier I – 2 reimages 0 0 0
754
840
Total Net Sales – with Image $21,564 $22,615 $24,049 $25,250 $25,793
AUV – Image (7 Restaurants) $1,598 $1,733 $1,923 $2,080 $2,142
Based upon model assumptions for selected franchisee
Selected Franchisee
CAGR
7.6%
The Wendy’s Company

PROFITABILITY & CREDIT PROFILE IMPROVE Operating Profit Lease-Adjusted Leverage $4.4 M Based upon model assumptions for selected franchisee $5.8 M 2016 2012 2016 2012 6.4 x 4.4 x The Wendy’s Company

IMAGE ACTIVATION CAN
PROVIDE ATTRACTIVE RETURNS
Based on model assumptions  for selected franchisee
(1)
ROI is incremental operating profit divided by cost.
Return on
Investment
(1)
18%
Return on Franchisee
Equity Investment ($1.4 M)
48%
The Wendy’s Company

Franchisee Support The Wendy’s Company

Concentrated Franchise System Facilitates Image Activation
Total # of U.S. Franchisees = 372
11+ Restaurants
28%  /  102
1-10 Restaurants
72%  /  270
78%  /  3,577
22%  /  995
FRANCHISEES RESTAURANTS
78% of restaurants
owned by 28% of
franchisees
The Wendy’s Company

BUILDING FRANCHISEE SUPPORT
Detailed introduction of program at Wendy’s Spring
Franchisee Meetings
Select early adopters to open new & reimaged
restaurants in 2012
Plan to communicate finalized financing terms
Working with franchisees to build pipeline for 2013
The Wendy’s Company

System Optimization The Wendy’s Company

More Efficient
Operating Model
System Optimization Will Accelerate Image Activation
Market
Planning
Holistic System
Approach
Focus Resources
on Reinvestment
Accelerate
Future Growth
Maximize Long-Term
Free Cash Flow
The Wendy’s Company
Franchisee
Transfers
G&A
Efficiencies
Closing
Restaurants
Buying
& Selling
Restaurants

SUMMARY
28
Image Activation changes customer perception of Wendy’s:
Revitalizes the Brand
Delivers on “A Cut Above”
Sets the stage for improved system financial performance
Enables future growth from marketing and product innovation
Image Activation to accelerate:
Company plans to Image Activate 50% of restaurants by end of 2015
Expect franchisees to follow Company’s lead
Capital resources will be focused on strategic reinvestment
System optimization will accelerate growth, reinvestment and more efficient operations
Execution of these strategies positions us to deliver on our long-term growth outlook
The Wendy’s Company